UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2017

Virtus Investment Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10994	95-4191764
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Pearl Street, 9th Floor Hartford, CT		06103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 248-7971

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named on Schedule I to that certain underwriting agreement, dated January 26, 2017 (the “Underwriters”), exercised the Underwriters’ option to purchase an additional 136,500 shares of our common stock, par value $0.01 per share (the “Option Shares Offering”). The Option Shares Offering closed on March 1, 2017. The legality opinion of Willkie Farr & Gallagher is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 9.01.	Exhibits

(d)	Exhibits.

5.1	Opinion of Willkie Farr & Gallagher LLP

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Date: March 3, 2017	By:	/s/ Michael A. Angerthal
	Name:	Michael A. Angerthal
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Willkie Farr & Gallagher LLP

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1)